Exhibit 99.2

Supplemental Analyst Package Third Quarter 2009 Earnings Call October 28, 2009

Table of Contents Financial Highlights 1 Consolidated Balance Sheets 2 Consolidated Statements of Operations 3 Consolidated Statements of Funds from Operations 4 Wholly-owned Property Results of Operations 5 Seasonality of Operations 6 Capital Structure 7 Portfolio Overview 8 Owned Development Update 11 Third-party Development Update 12 Management Services Update 13 Investor Information 14

Financial Highlights

(dollars in thousands, except per share data)

	Three Months Ended September 30,				Nine Months Ended September 30,			
	2009	2008	$ Change	% Change	2009	2008	$ Change	% Change
Operating Data								
Total revenues	$ 78,445	$ 72,134	$ 6,311	8.7%	$ 229,455	$ 157,123	$ 72,332	46.0%
Operating income	11,908	4,924	6,984		40,858	24,819	16,039	
Net loss	(5,804)	(13,094)	7,290		(10,837)	(9,635)	(1,202)	
Net loss per share - basic	(0.11)	(0.31)			(0.24)	(0.28)		
Net loss per share - diluted	(0.11)	(0.31)			(0.23)	(0.27)		
FFO	13,101	5,112	7,989		49,235	27,951	21,284	
FFO per share - diluted	0.24	0.12			1.00	0.76		
FFOM	13,726	6,372	7,354		48,440	28,168	20,272	
FFOM per share - diluted	0.25	0.15			0.98	0.76		

Operating Statistics	September 30, 2009	December 31, 2008
Debt to total market capitalization [1]	44.7%	57.1%
Interest coverage [2]	2.19	2.06

(1) Excludes debt related to our on-campus participating properties of $84.2 million and $86.3 million as of September 30, 2009 and December 31, 2008, respectively, as well as unamortized debt discounts of $4.8 million and $4.7 million at September 30, 2009 and December 31, 2008, respectively. Also excludes our share of debt from our unconsolidated joint ventures with Fidelity totaling $34.2 million and $34.3 million as of September 30, 2009 and December 31, 2008, respectively.

(2) Represents operating performance for the four most recently completed fiscal quarters. Excludes interest associated with our on-campus participating properties and Hampton Roads unconsolidated joint venture.

AMERICAN CAMPUS

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Consolidated Balance Sheets (dollars in thousands) September 30, 2009 December 31, 2008 (unaudited) Assets Investments in real estate: Wholly-owned properties, net 2,050,352 $ 1,986,833 $ On-campus participating properties, net 66,677 69,302 Investments in real estate, net 2,117,029 2,056,135 Cash and cash equivalents 86,753 25,600 Restricted cash 29,103 32,558 Student contracts receivable, net 7,058 5,185 Other assets 59,760 64,431 Total assets 2,299,703 $ 2,183,909 $ Liabilities and equity Liabilities: Secured mortgage, construction and bond debt 1,055,526 $ 1,162,221 $ Senior secured term loan 100,000 100,000 Secured revolving credit facility - 14,700 Secured agency facility 94,000 - Accounts payable and accrued expenses 31,679 35,440 Other liabilities 59,880 56,052 Total liabilities 1,341,085 1,368,413 Redeemable noncontrolling interests 35,449 26,286 Equity: American Campus Communities, Inc. and Subsidiaries stockholders' equity: Common stock 521 423 Additional paid in capital 1,093,018 901,641 Accumulated earnings and distributions (169,477) (111,828) Accumulated other comprehensive loss (4,815) (5,117) 919,247 785,119 Noncontrolling interests 3,922 4,091 Total equity 923,169 789,210 Total liabilities and equity 2,299,703 $ 2,183,909 $ Total American Campus Communities, Inc. and Subsidiaries stockholders' equity 2

Consolidated Statements of Operations

(dollars in thousands, except share and per share data)

	Three Months Ended September 30,			Nine Months Ended September 30,		
	2009	2008	$ Change	2009	2008	$ Change
Revenues:						
Wholly-owned properties	$ 69,735	$ 60,663	$ 9,072	$ 203,219	$ 129,638	$ 73,581
On-campus participating properties	4,433	4,301	132	15,229	14,993	236
Third-party development services	1,760	4,519	(2,759)	3,698	6,898	(3,200)
Third-party management services	2,229	2,041	188	6,576	4,185	2,391
Resident services	288	610	(322)	733	1,409	(676)
Total revenues	**78,445**	**72,134**	**6,311**	**229,455**	**157,123**	**72,332**
Operating expenses:						
Wholly-owned properties	39,234	38,812	422	103,611	69,435	34,176
On-campus participating properties	2,690	3,274	(584)	7,503	8,068	(565)
Third-party development and management services	2,842	3,277	(435)	8,629	7,713	916
General and administrative	2,667	3,191	(524)	8,244	8,562	(318)
Depreciation and amortization	18,630	18,148	482	59,132	37,291	21,841
Ground/facility leases	474	508	(34)	1,478	1,235	243
Total operating expenses	**66,537**	**67,210**	**(673)**	**188,597**	**132,304**	**56,293**
Operating income	**11,908**	**4,924**	**6,984**	**40,858**	**24,819**	**16,039**
Nonoperating income and (expenses):						
Interest income	21	244	(223)	101	1,048	(947)
Interest expense	(15,789)	(17,022)	1,233	(47,121)	(32,734)	(14,387)
Amortization of deferred financing costs	(845)	(832)	(13)	(2,426)	(1,591)	(835)
Loss from unconsolidated joint ventures	(907)	(926)	19	(1,944)	(1,181)	(763)
Other nonoperating income	-	486	(486)	402	486	(84)
Total nonoperating expenses	**(17,520)**	**(18,050)**	**530**	**(50,988)**	**(33,972)**	**(17,016)**
Loss before income taxes, redeemable noncontrolling interests and discontinued operations	(5,612)	(13,126)	7,514	(10,130)	(9,153)	(977)
Income tax provision	(135)	(128)	(7)	(405)	(261)	(144)
Redeemable noncontrolling interests share of loss (income)	87	307	(220)	114	(12)	126
Loss from continuing operations	(5,660)	(12,947)	7,287	(10,421)	(9,426)	(995)
Loss attributable to discontinued operations	-	(115)	115	-	(23)	23
Net loss	(5,660)	(13,062)	7,402	(10,421)	(9,449)	(972)
Income attributable to noncontrolling interests	(144)	(32)	(112)	(416)	(186)	(230)
Net loss attributable to American Campus Communities, Inc. and Subsidiaries	**$ (5,804)**	**$ (13,094)**	**$ 7,290**	**$ (10,837)**	**$ (9,635)**	**$ (1,202)**
Net loss per share attributable to American Campus Communities, Inc. and Subsidiaries common stockholders:						
Basic	$ (0.11)	$ (0.31)		$ (0.24)	$ (0.28)	
Diluted	$ (0.11)	$ (0.31)		$ (0.23)	$ (0.27)	
Weighted-average common shares outstanding:						
Basic	52,195,869	42,314,175		47,526,198	35,139,189	
Diluted	53,516,117	43,577,493		48,804,267	36,549,728	

3

Consolidated Statements of Funds from Operations

(dollars in thousands, except share and per share data)

	Three Months Ended September 30,			Nine Months Ended September 30,		
	2009	2008	$ Change	2009	2008	$ Change
Net loss attributable to American Campus Communities, Inc. and Subsidiaries	$ (5,804)	$ (13,094)	$ 7,290	$ (10,837)	$ (9,635)	$ (1,202)
Noncontrolling interests	57	(275)	332	302	198	104
Loss from unconsolidated joint ventures	907	926	(19)	1,944	1,181	763
FFO from unconsolidated joint ventures [1]	(308)	(216)	(92)	(155)	(355)	200
Real estate related depreciation and amortization	18,249	17,771	478	57,981	36,562	21,419
Funds from operations ("FFO")	**13,101**	**5,112**	**7,989**	**49,235**	**27,951**	**21,284**
Elimination of operations of on-campus participating properties and unconsolidated joint venture:						
Net loss from on-campus participating properties	995	1,780	(785)	586	1,454	(868)
Amortization of investment in on-campus participating properties	(1,087)	(1,087)	-	(3,269)	(3,230)	(39)
FFO from Hampton Roads unconsolidated joint venture [2]	(180)	(22)	(158)	-	187	(187)
	12,829	5,783	7,046	46,552	26,362	20,190
Modifications to reflect operational performance of on-campus participating properties:						
Our share of net cash flow [3]	223	383	(160)	715	1,110	(395)
Management fees	210	206	4	709	696	13
Impact of on-campus participating properties	433	589	(156)	1,424	1,806	(382)
Elimination of our share of impairment charges recorded for unconsolidated joint ventures: [4]	464	-	464	464	-	464
Funds from operations – modified ("FFOM")	**$ 13,726**	**$ 6,372**	**$ 7,354**	**$ 48,440**	**$ 28,168**	**$ 20,272**
FFO per share - diluted	**$ 0.24**	**$ 0.12**		**$ 1.00**	**$ 0.76**	
FFOM per share - diluted	**$ 0.25**	**$ 0.15**		**$ 0.98**	**$ 0.76**	
Weighted average common shares outstanding - diluted	53,981,650	43,860,667		49,263,052	36,827,477	

(1) Represents our share of the FFO from three joint ventures in which we are a minority partner. Includes the Hampton Roads Military Housing joint venture in which we have a minimal economic interest as well as our 10% minority interest in two joint ventures (the "Fidelity Joint Ventures") formed or assumed as part of the company's acquisition of GMH. For the three and nine months ended September 30, 2009, ACC's 10% share of the FFO of the Fidelity Joint Ventures was negative $0.5 million and negative $0.2 million, respectively. For the three and nine months ended September 30, 2009, ACC's 10% share of the net operating income of the Fidelity Joint Ventures was $0.5 million and $1.9 million, respectively.

(2) Our share of the FFO from the Hampton Roads Military Housing unconsolidated joint venture is excluded from the calculation of FFOM, as management believes this amount does not accurately reflect the company's participation in the economics of the transaction.

(3) 50% of the properties' net cash available for distribution after payment of operating expenses, debt service (including repayment of principal) and capital expenditures. Represents amounts accrued for the interim periods.

(4) Represents our share of impairment charges recorded for two properties owned through our unconsolidated Fidelity Joint Ventures.

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Wholly-Owned Property Results of Operations (1)

(dollars in thousands)

	Three Months Ended September 30,				Nine Months Ended September 30,			
	2009	2008	$ Change	% Change	2009	2008	$ Change	% Change
Wholly-owned property revenues								
Same store properties	$ 63,166	$ 58,806	$ 4,360	**7.4%** (2)	$ 97,422	$ 95,510	$ 1,912	**2.0%**
New properties - GMH portfolio	-	-	-		88,112	31,682	56,430	
New properties - other	6,857	2,467	4,390		18,418	3,855	14,563	
Total revenues (3)	**$ 70,023**	**$ 61,273**	**$ 8,750**	**14.3%**	**$ 203,952**	**$ 131,047**	**$ 72,905**	**55.6%**
Wholly-owned property operating expenses								
Same store properties	$ 37,121	$ 37,993	$ (872)	**-2.3%** (2)	$ 47,315	$ 46,103	$ 1,212	**2.6%**
New properties - GMH portfolio	-	-	-		50,231	21,584	28,647	
New properties - other	2,113	819	1,294		6,065	1,748	4,317	
Total operating expenses	**$ 39,234**	**$ 38,812**	**$ 422**	**1.1%**	**$ 103,611**	**$ 69,435**	**$ 34,176**	**49.2%**
Wholly-owned property net operating income								
Same store properties	$ 26,045	$ 20,813	$ 5,232	**25.1%** (2)	$ 50,107	$ 49,407	$ 700	**1.4%**
New properties - GMH portfolio	-	-	-		37,881	10,098	27,783	
New properties - other	4,744	1,648	3,096		12,353	2,107	10,246	
Total net operating income	**$ 30,789**	**$ 22,461**	**$ 8,328**	**37.1%**	**$ 100,341**	**$ 61,612**	**$ 38,729**	**62.9%**

(1) The same store property grouping for the three months ended September 30, 2009 includes the GMH portfolio as well as properties purchased in the first quarter 2008. The same store property grouping for the nine months ended September 30, 2009 excludes these properties. Properties that completed development and opened for occupancy during the three months ended September 30, 2009 and 2008 are excluded from the same store property grouping for both periods presented.

(2) Excluding hurricane charges incurred during the three months ended September 30, 2008 and the effect of conforming certain GMH accounting policies to be consistent with ours, same store wholly-owned revenue would have increased by 3.0%, expenses would have declined by 1.3% and NOI would have increased by 10.7%.

(3) Includes revenues which are reflected as Resident Services Revenue on the accompanying consolidated statements of operations.

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Seasonality of Operations

(dollars in thousands, except per bed amounts)

	Three Months Ended				
	December 31, 2008	March 31, 2009	June 30, 2009	September 30, 2009	Total/Weighted Average
Same store properties [1]					
Revenue per occupied bed					
Rental revenue per occupied bed per month	$ 533	$ 532	$ 523	$ 514	$ 526
Other income per occupied bed per month [2]	33	34	42	63	43
Total revenue per occupied bed	**$ 566**	**$ 566**	**$ 565**	**$ 577**	**$ 569**
Average number of owned beds	20,000	20,000	20,000	20,000	20,000
Average physical occupancy	96.3%	96.6%	93.7%	94.9%	95.4%
Total revenue	$ 32,718	$ 32,773	$ 31,789	$ 32,860	$ 130,140
Property operating expenses	13,987	14,270	15,298	17,747	61,302
Net operating income	$ 18,731	$ 18,503	$ 16,491	$ 15,113	$ 68,838
Operating margin	*57.2%*	*56.5%*	*51.9%*	*46.0%*	*52.9%*
New properties (legacy)					
Revenue per occupied bed					
Rental revenue per occupied bed per month	$ 541	$ 541	$ 542	$ 590	$ 554
Other income per occupied bed per month [2]	56	58	62	70	62
Total revenue per occupied bed	**$ 597**	**$ 599**	**$ 604**	**$ 660**	**$ 616**
Average number of owned beds	3,107	3,107	3,107	3,968	3,322
Average physical occupancy	97.9%	97.7%	97.5%	95.1%	96.9%
Total revenue	$ 5,447	$ 5,454	$ 5,488	$ 7,476	$ 23,865
Property operating expenses	1,694	1,718	1,752	2,595	7,759
Net operating income	$ 3,753	$ 3,736	$ 3,736	$ 4,881	$ 16,106
Operating margin	*68.9%*	*68.5%*	*68.1%*	*65.3%*	*67.5%*
New properties (GMH)					
Revenue per occupied bed					
Rental revenue per occupied bed per month	$ 441	$ 437	$ 444	$ 436	$ 440
Other income per occupied bed per month [2]	37	31	29	31	32
Total revenue per occupied bed	**$ 478**	**$ 468**	**$ 473**	**$ 467**	**$ 472**
Average number of owned beds	23,471	23,471	23,471	23,471	23,471
Average physical occupancy	88.0%	89.0%	87.3%	90.2%	88.6%
Total revenue	$ 29,659	$ 29,345	$ 29,080	$ 29,687	$ 117,771
Property operating expenses	17,570	15,498	15,841	18,892	67,801
Net operating income	$ 12,089	$ 13,847	$ 13,239	$ 10,795	$ 49,970
Operating margin	*40.8%*	*47.2%*	*45.5%*	*36.4%*	*42.4%*
ALL PROPERTIES					
Revenue per occupied bed					
Rental revenue per occupied bed per month	$ 489	$ 487	$ 486	$ 483	$ 486
Other income per occupied bed per month [2]	37	34	37	48	39
Total revenue per occupied bed	**$ 526**	**$ 521**	**$ 523**	**$ 531**	**$ 525**
Average number of owned beds	46,578	46,578	46,578	47,439	46,793
Average physical occupancy	92.2%	92.8%	90.7%	92.6%	92.1%
Total revenue	$ 67,824	$ 67,572	$ 66,357	$ 70,023	$ 271,776
Property operating expenses	33,251	31,486	32,891	39,234	136,862
Net operating income	$ 34,573	$ 36,086	$ 33,466	$ 30,789	$ 134,914
Operating margin	*51.0%*	*53.4%*	*50.4%*	*44.0%*	*49.6%*

(1) Includes all properties owned during the full year ended December 31, 2008.

(2) Other income is all income other than Net Student Rent. This includes, but is not limited to, utility income, damages, parking income, summer conference rent, application and administration fees, etc.

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Capital Structure as of September 30, 2009 (dollars in thousands) Total Debt (1) 1,170,160 $ Total Equity Market Value (2) 1,449,387 Total Market Capitalization 2,619,547 $ Debt to Total Market Capitalization 44.7% Interest Coverage (3) 2.19 Principal Outstanding (1) Weighted Average Interest Rate Average Term to Maturity Fixed Rate Mortgage Loans 876,160 $ 5.79% 4.7 Years Variable Rate Construction Loan 100,000 1.45% .2 Years Revolving Credit Facility (4) - - 2.9 Years Secured Agency Facility (5) 94,000 2.30% 4.9 Years Senior Secured Term Loan (6) 100,000 3.80% 1.6 Years Total / Weighted Average 1,170,160 $ 4.97% 4.1 Years (1) (2) (3) (4) In Augus t 2009, we renewed o ur revo lving credit facility fo r an additio nal three years while increas ing to tal commitment amo unt to $ 225 millio n. (5) (6) In the firs t quarter 2009, we entered into an interes t rate swap agreement whereby we fixed the LIBOR po rtio n o f the rate to 1.79% thro ugh maturity o f the lo an. In September 2009, we entered into a five-year variable rate s ecured revo lving credit facility with a Freddie Mac lender with a to tal commitment amo unt o f $ 125 millio n. Fixed Rate Mortgage Loans Maturity Schedule Excludes debt related to o ur o n-campus participating pro perties to taling $ 84.2 millio n with a weighted average interes t rate o f 7.18% and average term to maturity o f 10.8 years . Als o excludes net unamo rtized debt dis co unts o f $ 4.8 millio n as well as o ur s hare o f debt from o ur unco ns o lidated jo int ventures with Fidelity to taling $ 34.2 millio n. Bas ed o n s hare price o f $ 26.85 at September 30, 2009. As s umes co nvers io n o f all commo n and preferred Operating P artners hip units as well as any o ther s ecurities co nvertible into commo n s hares . Repres ents o perating perfo rmance fo r the fo ur mo s t recently completed fis cal quarters . Excludes inte res t as s o ciated with o ur o n-campus participating pro perties and Hampto n Ro ads unco ns o lidated jo int venture. $7,922 $84,231 $96,800 $74,353 $83 ,687 $86,442 $189,771 $197,059 $43,700 $12 ,195 $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 $180,000 $200,000 $220,000 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018+ 7

Portfolio Overview as of September 30, 2009 Summary Units Beds 2009 2008 2009/2010 2008/2009 Change Same Store Wholly-owned Properties (ACC) 7,267 23,107 96.3% 96.5% 1.5% 540 $ 533 $ 1.4% Same S tore Wholly-owned Properties (GMH) 7,481 23,471 95.5% 87.6% 0.3% 429 $ 437 $ -1.9% Same S tore Wholly-owned Properties - Total 14,748 46,578 95.9% 92.0% 1.0% 484 $ 487 $ -0.5% New Wholly-owned Property (2) 602 1,721 95.1% N/A N/A 728 $ N/A N/A Wholly Owned Properties - Total 15,350 48,299 95.9% 92.0% (3) 1.0% 493 $ 487 $ 1.3% On-campus Participating Properties 1,863 4,519 97.6% 93.4% Joint Venture Properties (4) 3,644 12,051 89.5% 88.9% (1) Represents average rental revenue per occupied bed for each academic year. (2) (3) Excludes Barrett Honors College, which was under construction as of September 30, 2008. (4) Includes 21 properties owned in two joint ventures with Fidelity, of which we own a 10% interest. Rental Revenue per Occupied Bed for Academic Year (1) Represents Barrett Honors College at Arizona State University, an American Campus Equity ("ACE™") project which completed construction and opened for occupancy in August 2009. Fall 2009 Rental Rate Change Physical Occupancy at September 30, Property Type 8

Portfolio Overview as of September 30, 2009

Same Store Legacy ACC Properties

	Physical Occupancy at September 30, 2009	2008	Fall 2009 Rental Rate Change
1. Callaway Villas - College Station, TX	84.1%	99.9%	9.3%
2. Pirates Place - Greenville, NC	82.6%	90.3%	8.7%
3. The Outpost San Antonio - San Antonio, TX	99.9%	99.4%	4.9%
4. Vista del Sol (ACE) - Tempe, AZ	95.4%	99.6%	4.6%
5. University Village at Fresno - Fresno, CA	98.8%	97.5%	4.6%
6. Royal Village Gainesville - Gainesville, FL	97.8%	98.0%	4.3%
7. University Village at Boulder Creek - Boulder, CO	98.7%	98.1%	4.2%
8. Aggie Station - Bryan, TX	99.8%	99.6%	4.1%
9. The Village at Blacksburg - Blacksburg, VA	99.4%	99.1%	4.0%
10. Entrada Real - Tucson, AZ	99.7%	97.8%	4.0%
11. City Parc at Fry Street - Denton, TX	97.8%	98.6%	3.9%
12. The Outpost San Marcos - San Marcos, TX	99.2%	99.2%	3.7%
13. The Callaway House - College Station, TX	103.5%	103.7%	3.7%
14. Northgate Lakes - Orlando, FL	98.2%	99.0%	3.5%
15-16. University Club Tallahassee - Tallahassee, FL	98.6%	98.9%	3.4%
17. Royal Lexington - Lexington, KY	95.9%	100.0%	3.3%
18. Sunnyside Commons - Morgantown, WV	98.8%	99.4%	3.2%
Properties With Rental Rate Growth above 3%	**96.6%**	**98.9%**	**4.6%**
19. Raider's Pass - Lubbock, TX	99.0%	98.9%	2.9%
20. University Village at TU - Philadelphia, PA	98.7%	98.5%	2.9%
21. Villas at Chestnut Ridge - Amherst, NY	99.3%	98.9%	2.6%
22. Village on Sixth - Huntington, WV	96.5%	96.5%	2.5%
23. Raider's Crossing - Murfreesboro, TN	97.5%	98.6%	2.2%
24. Olde Town University Square - Toledo, OH	96.5%	99.5%	1.9%
25. Newtown Crossing - Lexington, KY	88.6%	86.8%	1.4%
26-28. Royal Village Tallahassee - Tallahassee, FL	99.2%	96.2%	1.4%
29. University Village at Sweet Home - Amherst, NY	99.8%	88.3%	1.2%
30. The Woods at Greenland - Murfreesboro, TN	96.0%	97.1%	0.8%
31. The Village at Science Drive - Orlando, FL	99.5%	99.5%	0.0%
Properties With Rental Rate Growth between 0% and 2.99%	**97.2%**	**95.6%**	**1.8%**
Properties Increasing Rental Rates	**96.8%**	**97.5%**	**3.5%**
32. University Club Gainesville - Gainesville, FL	93.9%	98.4%	-1.1%
33. University Centre - Newark, NJ	89.7%	92.5%	-0.6%
34. The Village at Alafaya Club - Orlando, FL	98.9%	98.7%	-1.4%
35. River Club Apartments - Athens, GA	96.0%	86.5%	-3.8%
36. River Walk Townhomes - Athens, GA	98.5%	91.1%	-5.3%
37-38. College Club Tallahassee - Tallahassee, FL	98.5%	93.6%	-9.1%
39. The Estates - Gainesville, FL	97.1%	93.7%	-9.6%
40. Villas on Apache - Tempe, AZ	73.3%	99.7%	-9.0%
41. Peninsular Place - Ypsilanti, MI	93.9%	89.3%	-12.5%
Properties Reducing Rental Rates	**94.6%**	**93.3%**	**-5.2%**
Total Same Store ACC Legacy Properties	**96.3%**	**96.5%**	**1.5%**

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Portfolio Overview as of September 30, 2009

Same Store GMH Portfolio

	Physical Occupancy at September 30, 2009	2008	Fall 2009 Rental Rate Change
1. University Crossings - Philadelphia, PA	99.1%	99.0%	5.4%
2. Aztec Corner - San Diego, CA	99.3%	99.3%	5.0%
3. Campus Trails - Starkville, MS	99.0%	97.9%	4.5%
4. Abbott Place - East Lansing, MI	99.4%	95.3%	4.4%
5. Campus Way - Tuscaloosa, AL	99.0%	92.7%	3.6%
6. University Trails - Lubbock, TX	97.4%	98.4%	3.5%
7. Southview - Harrisonburg, VA	96.5%	99.6%	3.0%
8. Brookstone Village - Wilmington, NC	99.2%	94.1%	3.0%
Properties With Rental Rate Growth above 3%	**98.4%**	**97.5%**	**4.2%**
9. Stonegate - Harrisonburg, VA	98.5%	99.4%	2.6%
10. University Pointe - Lubbock, TX	98.4%	96.6%	2.6%
11. University Mills - Cedar Falls, IA	98.8%	99.0%	2.5%
12. Campus Corner - Bloomington, IN	96.5%	78.3%	2.3%
13. Campus Ridge - Johnson City, TN	90.2%	93.6%	1.8%
14. University Gables - Murfreesboro, TN	95.2%	74.7%	1.7%
15. Campus Walk - Wilmington - Wilmington, NC	84.1%	92.8%	1.5%
16. Pirates Cove - Greenville, NC	95.9%	69.9%	1.2%
17. University Pines - Statesboro, GA	97.3%	98.0%	1.1%
18-19. Willowtree Apartments and Towers - Ann Arbor, MI	83.9%	91.8%	1.0%
20. GrandMarc - Seven Corners - Minneapolis, MN	108.2%	88.4%	0.5%
21. Tower at 3rd, Champaign, IL	99.0%	95.6%	0.4%
22. University Meadows - Mt. Pleasant, MI	97.4%	82.5%	0.0%
Properties With Rental Rate Growth between 0% and 2.99%	**95.4%**	**87.4%**	**1.5%**
Properties Increasing Rental Rates	**96.6%**	**91.5%**	**2.7%**
23. Campus Club - Statesboro - Statesboro, GA	95.5%	90.5%	-0.1%
24. The Commons - Harrisonburg, VA	84.3%	97.0%	-0.5%
25. Cambridge at Southern - Statesboro, GA	95.9%	89.5%	-0.5%
26. University Manor - Greenville, NC	99.3%	87.7%	-0.9%
27. University Village - Sacramento - Sacramento, CA	87.8%	91.4%	-1.9%
28. Riverside Estates - Cayce, SC	94.4%	95.4%	-2.0%
29. The Club - Athens, GA	97.7%	90.4%	-2.0%
30. The Edge (formerly Pegasus Connection) - Orlando, FL	99.1%	86.9%	-2.9%
31-33. Jacob Heights / The Summitt - Mankato, MN	90.0%	90.8%	-3.3%
34. University Highlands - Reno, NV	99.0%	63.0%	-4.4%
35. Lakeside - Athens, GA	92.1%	94.5%	-4.8%
36. University Centre - Kalamazoo - Kalamazoo, MI	98.3%	56.0%	-5.2%
37. Hawks Landing - Oxford, OH	83.5%	74.4%	-6.2%
38. University Place - Charlottesville, VA	88.8%	76.1%	-7.7%
39. Campus Walk - Oxford - Oxford, MS	92.6%	56.9%	-9.7%
40. The Enclave I - Bowling Green, OH	99.2%	65.4%	-14.4%
Properties Reducing Rental Rates	**94.1%**	**82.6%**	**-3.3%**
Total Same Store GMH Portfolio	**95.5%**	**87.6%**	**0.3%**

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Owned Development Update

(dollars in thousands)

RECENTLY COMPLETED PROJECT

Project	Location	Primary University Served	Units	Beds	Estimated Project Cost	Opened for Occupancy
Barrett Honors College - ACE	Tempe, AZ	Arizona State University	602	1,721	$ 132,000	August 2009

PROJECTS IN PRE-DEVELOPMENT [1]

Project	Location	Anticipated Commencement	Approximate Targeted Units	Approximate Targeted Beds	Estimated Project Cost	Targeted Completion
Boise State Univ. Phase IA - ACE	Boise, ID	TBD	225	860	$ 42,500	August 2011
University of New Mexico Phase I - ACE	Albuquerque, NM	TBD	200	860	42,140	August 2011
ASU Component III - ACE [2]	Tempe, AZ	TBD	575	1,500	110,000	TBD
Carbondale Development [3]	Carbondale, IL	TBD	160	650	32,100	TBD
					$ 226,740	

ACE AWARDS [4]

Project	Location	Approximate Targeted Beds	Estimated Project Cost	Targeted Completion
Boise State University - Phase IB	Boise, ID	140	$ 7,500	August 2012
Boise State University - Phase II	Boise, ID	1,000	TBD	TBD
Portland State University	Portland, OR	980	$ 80,000	August 2012
University of New Mexico Phase II	Albuquerque, NM	600	TBD	TBD
Washington State University Phase I	Pullman, WA	700	TBD	TBD
Washington State University Phase II	Pullman, WA	TBD	TBD	TBD
ASU - West Campus Phase I	Phoenix, AZ	600	TBD	TBD
ASU - West Campus Phase II	Phoenix, AZ	TBD	TBD	TBD
Northern Arizona University	Flagstaff, AZ	1,450	TBD	TBD

(1) Does not include 5 undeveloped land parcels in 5 university markets totaling $22.9 million as of September 30, 2009.

(2) Component development is contingent upon execution of all transactional documents, including a facility lease agreement with Arizona State University and Board of Regents approval.

(3) Commencement of this project is subject to final determination of feasibility, execution and closing on definitive agreements, municipal approval processes, fluctuations in the construction market, and current capital market conditions.

(4) ACE awards provide the company with the opportunity to exclusively negotiate with the subject universities and commencement is subject to final determination of feasibility, execution and closing on definitive agreements, municipal approval processes, fluctuations in the construction market, and current capital market conditions.

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Third-Party Development Update

(dollars in thousands)

	Three Months Ended September 30,			Nine Months Ended September 30,		
	2009	2008	$ Change	2009	2008	$ Change
Development services revenue	$ 1,760	$ 4,519	$ (2,759)	$ 3,698	$ 6,898	$ (3,200)
% of total revenue	2.2%	6.3%		1.6%	4.4%	

RECENTLY COMPLETED PROJECTS

Project	Location	Primary University/ Institution Served	Units	Beds	Total Fees	Completed
West Virginia University - Downtown	Morgantown, WV	West Virginia University	110	362	$ 235 [1]	July 2009
The Highlands	Edinboro, PA	Edinboro University of PA	232	796	2,000	August 2009
					$ 2,235	

CONTRACTED PROJECTS IN PROGRESS

Project	Location	Primary University/ Institution Served	Units	Beds	Total Fees	Fees Earned to Date [1]	Remaining Fees [2]	Scheduled Completion
Hampton Roads Military Housing	Norfolk, VA	United States Navy	1,190	2,367	$ 3,542	$ 3,119	$ 423	March 2010
University of California, Irvine - Phase III	Irvine, CA	University of California - Irvine	720	1,763	7,570	5,818	1,752	August 2010
Cleveland State University [3]	Cleveland, OH	Cleveland State University	163	600	2,535	928	1,607	August 2010/2011
					$ 13,647	$ 9,865	$ 3,782	

AWARDED PROJECTS [4]

Project	Location	Anticipated Commencement [5]	Estimated Fees [5]
CUNY - Staten Island	Staten Island, NY	Q1 / Q2 2010	$ 3,250
Edinboro University - Phase II	Edinboro, PA	TBD	1,900
Univ. of California, Irvine - Future Phases [6]	Irvine, CA	TBD	TBD

(1) Contractual fees are shown net of costs incurred to complete the project.

(2) As of September 30, 2009.

(3) The Company executed a Development Agreement with the University and commenced construction on this project during the third quarter 2009. The University is currently funding the project internally and expects to obtain permanent external financing during the fourth quarter 2009. The project will be completed in two phases, with Phase I completed in August 2010 and Phase II completed in August 2011.

(4) These awards relate to speculative development projects that are subject to final determination of feasibility, execution and closing on definitive agreements, and fluctuations in the construction and financing markets.

(5) Commencement and fees are dependent upon the availability of project financing, which is affected by current capital market conditions.

(6) Additional phases totaling approximately 2,300 beds are included as part of the original 2007 award to the company. If the University elects to move forward on these additional phases with ACC, they would be considered part of the original procurement.

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Management Services Update

(dollars in thousands)

	Three Months Ended September 30,			Nine Months Ended September 30,		
	2009	2008	$ Change	2009	2008	$ Change
Management services revenue	$ 2,229	$ 2,041	$ 188	$ 6,576	$ 4,185	$ 2,391
% of total revenue	2.8%	2.8%		2.9%	2.7%	

NEW/PENDING MANAGEMENT CONTRACTS

Property	Location	University / Institution Served	Approx. Beds	Stabilized Annual Fees	Actual or Anticipated Commencement
College Club	Fort Myers, FL	Florida Gulf Coast University	504	$ 100	May 2009
Heritage Suites	Cleveland, OH	Cleveland State University	140	40	July 2009
Asbury Green	Denver, CO	University of Denver	357	200	August 2009
University Village Residence Hall	Richardson, TX	University of Texas at Dallas	400	100	August 2009
Adelphi I and II [1]	Tempe, AZ	Arizona State University	594	60	Aug/Sep 2009
Hampton Roads - New Housing	Norfolk, VA	Department of the Navy	2,367	500	March 2010
University of California, Irvine - Phase III	Irvine, CA	University of California, Irvine	1,763	830	August 2010
Cleveland State Phase II [2]	Cleveland, OH	Cleveland State University	550	80 [3]	August 2010
IPFW Phase 3	Fort Wayne, IN	Indiana University-Purdue University Fort Wayne	450	50 [3]	August 2010
CUNY - Staten Island [2]	Staten Island, NY	City University of New York	600	275	TBD
				$ 2,235	

(1) New contract is for facility management services only.

(2) Management contracts are contingent upon the successful closing and completion of development projects and negotiation of all management agreements.

(3) Fee amount is a net increase as this facility will replace other housing, which will be demolished or will be an incremental increase in beds.

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Investor Information

Executive Management

William C. Bayless, Jr.	Chief Executive Officer
Brian Nickel	Chief Investment Officer
Greg A. Dowell	Chief Operating Officer
Jon Graf	Chief Financial Officer

Research Coverage

Michelle Ko / Andrew Ryu	Bank of America / Merrill Lynch	(212) 449-6935 / (212) 449-6237	m_ko@ml.com / andrew_ryu@ml.com
David Toti / Michael Bilerman	Citigroup Equity Research	(212) 816-1909/ (212) 816-1383	david.toti@citi.com / michael.bilerman@citi.com
Andrew McCulloch / Chris Van Ens	Green Street Advisors	(949) 640-8780	amcculloch@greenstreetadvisors.com / cvanens@greenstreetadvisors.com
Steve Sakwa / Dave Bragg	ISI Group Inc.	(212) 446-9462 / (212) 446-9458	ssakwa@isigrp.com / dbragg@isigrp.com
Anthony Paolone / Joseph Dazio	J.P. Morgan Securities	(212) 622-6682 / (212) 622-6416	anthony.paolone@jpmorgan.com / joseph.c.dazio@jpmorgan.com
Jordan Sadler / Karin Ford	KeyBanc Capital Markets	(917) 368-2280 / (917) 368-2293	jsadler@keybanccm.com / kford@keybanccm.com
Michael Levy	Macquarie Research	(212) 231-2626	michael.levy@macquarie.com
Paula Poskon / Lindsey Yao	Robert W. Baird & Co., Inc.	(703) 821-5782 / (703) 918-7852	pposkon@rwbaird.com / lyao@rwbaird.com
Alexander Goldfarb / James Milam	Sandler O'Neill + Partners, L.P.	(212) 466-7937 / (212) 466-8066	agoldfarb@sandleroneillcom / jmilam@sandleroneillcom

American Campus Communities, Inc. is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding American Campus Communities, Inc.'s performance made by such analysts are theirs alone and do not represent the opinions, forecasts or predictions of American Campus Communities, Inc. or its management. American Campus Communities, Inc. does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Additional Information

Corporate Headquarters:
American Campus Communities, Inc.
805 Las Cimas Parkway, Suite 400
Austin, Texas 78746
Tel: (512) 732-1000; Fax: (512) 732-2450
www.studenthousing.com

Investor Relations:
Gina Cowart
VP, Investor Relations and Corporate Marketing
(512) 732-1041
gcowart@studenthousing.com







AMERICAN CAMPUS

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Forward Looking Statements This supplemental package contains forward-looking statements, which express the current beliefs and expectations of management. Except for historical information, the matters discussed in this news release are forward-looking statements and can be identified by the use of the words "anticipate," "believe," "expect," "intend," "may," "might," "plan," "estimate," "project," "should," "will," "result" and similar expressions. Such statements are based on current expectations and involve a number of known and unknown risks and uncertainties that could cause our future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. Our actual results could differ materially from those anticipated in these forward-looking statements as a result of various factors, including risks and uncertainties related to the national economy, the real estate industry in general, and in our specific markets; legislative or regulatory changes including changes to laws governing REITS; our dependence on key personnel whose continued service is not guaranteed; availability of qualified acquisition and development targets; availability of capital and financing; rising interest rates; rising insurance rates; impact of ad valorem and income taxation; changes in generally accepted accounting principles; and our continued ability to successfully lease and operate our properties. While we believe these forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be achieved. These forward-looking statements are made as of the date of this news release, and we undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.